Q2 2013 Investor Presentation Brian L. Vance CEO & President Exhibit 99.1 Heritage Financial Corporation

Forward Looking Statement

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The credit and concentration risks of lending activities;
Changes in general economic conditions, either nationally or in our market areas;
Competitive market pricing factors and interest rate risks;
Market interest rate volatility;
Balance sheet (for example, loans) concentrations;
Fluctuations in demand for loans and other financial services in our market areas;
Changes in legislative or regulatory requirements or the results of regulatory examinations;
The ability to recruit and retain key management and staff;
Risks associated with our ability to implement our expansion strategy and merger integration;
Stability of funding sources and continued availability of borrowings;
Adverse changes in the securities markets;
The inability of key third-party providers to perform their obligations to us;
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange
Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the
Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2013 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview • Company Information • Financial Performance • Strategic Initiatives 3

Committed to Community Banking

HERITAGE
FINANCIAL
CORPORATION

Company Information 4

HERITAGE FINANCIAL CORPORATION

HERITAGEBANK
the quality bank

CVB Central Valley Bank
"Large enough to serve, Small enough to care."

Total assets: $1.27 billion Branches: 28	Total assets: $178.9 million Branches: 6

Shoreline
Bothell
Kirkland
Redmond
Seattle
Bellevue
Bremerton
Issaquah
North Bend
Shorewood
Renton
Des Moines
Kent
Tacoma
University Place
Lakewood
Enumclaw
Buckley
Thompson Place
Shelton
Olympia
Lacey
Tumwater
Aberdeen
Hoquiam
Westport
Cosmopolis
Elma
Malone
McCleary
Rochester
Centralia
Chehalis
Raymond
South Bend
Mossyrock
Morton
Castle Rock
Longview
Kalama
Cathlamet
Clatskanie
Rainier
Astoria
Warrenton
Seaside
St. Helens
Woodland
Battle Ground
Scappoose
Vancouver
Camas
Hillsboro
Aloha
Portland
Tigard
Lake Oswego
Oregon City
Canby
Newberg
Dundee
McMinnville
Hood River
The Dalles
Stevenson
Carson
Bingen
Goldendale
Skykomish
Leavenworth
Cashmere
Wenatchee
Ellensburg
Kittitas
Naches
Yakima
Union Gap
Harrah
Zillah
Granger
White Swan
Toppenish
Terrace Heights
Moxee City
Roslyn
Cle Elum
W A S H I N G T O N
O R E G O N
Olympic National Forest
Mount Baker-Snoqualmie National Forest
Mt. Rainier National Park
Gifford Pinchot National Forest
Yakama Indian Reservation
Mount Hood National Forest
Wenatchee National Forest
Trout Lake
Glenwood

Financial Data as of March 31, 2013

- ● 9 Branches of Proposed Valley Bank acquisition

Central Valley to merge into Heritage Bank – Q2 2013

5

Our Market Area

2013 Announcements

•
January 9, 2013 – Completed Merger with Northwest Commercial Bank
•
Results in an Auburn location, consolidation of Lakewood branches and $65 million in total assets.  Completed systems conversion March 9, 2013.
•
March 11, 2013 – Announced Definitive Agreement to Acquire Valley Community
Bancshares, Inc.
•
9 branches in Pierce & King Counties and $234 million in total assets
•
Transaction is anticipated to close in Q3 2013 with conversion in October
2013
•
April 8, 2013 – Heritage to Consolidate Bank Subsidiary
•
Central Valley Bank has been a wholly-owned subsidiary of Heritage Financial
Corporation for 14 years
•
Central Valley Bank will merge into Heritage Bank to gain efficiencies and as a result of the President’s planned retirement in 2014
•
Merger anticipated to be completed in Q2 2013 with conversion in October
2013

Valley Bank Transaction Overview
Transaction Value: Approximately $44.2 million (including cash out of stock options)
Offer Price Per Share: $39.00
Consideration Mix:
50% of Valley shares exchanged for $19.50 cash
50% of Valley shares exchanged for 1.3611 HFWA shares
Stock Option Treatment: In-the-money stock options cashed out (approximately $232 thousand)
Board Representation: One Valley Board member will join the Board of HFWA
Exchange Ratio: Fixed exchange ratio
Collars: A 20% collar above and below HFWA’s stock price of $14.33
Walk-away Provision:
If HFWA’s stock price drops below $11.46 HFWA has the option to fill with cash or stock or walk-away
Termination Fee: $1.76 million
Required Approvals: Customary regulatory approvals and Valley shareholder approval
Expected Closing: Q3 2013

Source: Company documents and SNL Financial.

Valley Bank Transaction Overview
Purchase Accounting Adjustments (pre-tax):
• Estimated credit mark of 2.0% or ~$279 thousand
• Estimated $1.5 million mark-up on real estate and other assets
• Estimated core deposit intangible equaling 1.0% of Valley’s core deposits
(1)
Other Financial Impacts:
• Estimated cost savings of between 45% and 50%
–
Phased-in 50% in 2013 and 100% in 2014
–
Assumes consolidation of four branches
• Estimated after-tax deal related expenses of $2.0 million

(1)
Core deposits represent total deposits less total certificates of deposit.

Valley Bank Transaction Overview

•
Valley Bank has a history of strong and stable profitability with an average ROAA of
0.97% over the past 5 years
•
Strong asset quality has been maintained throughout the economic recession
•
Attractive low-cost funding mix (total cost of funds was 0.17% as of 12/31/2012)
Overview:
Headquarters:
Year Established (BHC / Bank):
Number of Branches:
FTE:
Assets / FTE ($000s):
Puyallup, WA
1998 / 1972
9*
67
$3,615
Balance Sheet & Capital
Assets ($000s):
Deposits ($000s):
Gross Loans:
Loans / Deposits:
Securities / Assets:
TCE / TA:
Tier 1 Leverage Ratio:
$242,220
$212,501
$125,085
58.9%
25.9%
11.7%
11.2%
Profitability
ROAA:
ROAE:
Net Interest Margin:
Cost of Interest-Bearing Deposits:
Efficiency Ratio:
0.78%
6.57%
3.68%
0.25%
69.82%
Asset Quality
NPAs / Assets:
NPAs / (Loans + OREO):
Reserves / Loans:
Reserves / NPAs:
NCOs / Avg. Loans:
1.00%
1.93%
1.78%
91.94%
0.04%
Note: Consolidated Valley Community Bancshares, Inc. financials not publicly available.
*1 location is a drive-up facility only
FTE = Full-time employees
Source: SNL Financial & Valley Bank call report data as of and for the year ended 12/31/2012.

$600
$500
$400
$300
$200
$100
$0
Net Charge-Offs ($000)
2008
2009
2010
2011
2012
Net Charge-Offs per Year

Valley Bank Transaction Overview

•
Valley has maintained strong asset quality throughout the economic downturn, despite being located in a region that was not immune to the recession
Valley Net Charge-Off History
Cumulative net charge-offs since
2008 total $1.1 million

Valley Bank Transaction Overview

Earnings Accretion & Return
(1)
:
2014 EPS Accretion:
2015 EPS Accretion:
IRR:
Tangible Book Value Earnback Period:
> 19%
> 24%
> 16%
<4.5 years, using incremental earnings
(2)
<1.5 years, on static basis
(3)
Capital Ratios (as of 03/31/13):
TCE / TA:
Leverage Ratio:
Tier 1 Ratio:
Total Risk-Based Capital Ratio:
13.0%
13.3%
17.8%
19.1%
12.2%
11.6%
20.1%
21.4%
11.7%
11.7%
16.4%
17.7%
Pro Forma
(1)
Based on internal earnings estimates
(2)
Incremental tangible book value earnback represents the number of  years to eliminate tangible book value dilution at closing utilizing just the incremental earnings realized through the merger (it ignores HFWA stand alone earnings)
(3)
Static tangible book value earnback represents the number of years to eliminate tangible book value dilution at closing utilizing combined pro forma earnings

Benefits of the Central Valley Bank Merger

•
Leadership transition
•
Operational efficiencies
•
Improved financial performance
•
Regulatory risks reduced
•
Improved shareholder value through
improved efficiencies

Financial Performance 13

Loans
Deposits
Total Assets
% Loans to Deposits
(in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
98%
96%
94%
92%
90%
88%
86%
84%
82%
80%
2008
2009
2010
2011
2012
Q1 '13

Balance Sheet 14

CRE Owner Occupied 24%
Commercial & Industrial 30%
CRE Non-Owner Occupied 30%
Residential Construction 3%
Commercial Construction 5%
Residential Real Estate 4%
Consumer 4%

Total Loan Portfolio 15 Financial data as of March 31, 2013

Loan Trends
Net Loan Balance

2009 2010 2011 2012 Q1 2013 CAGR
Originated
Loans
$746.1 $720.0 $815.6 $855.4 $869.2 3.89%
Purchased
Covered
Loans
- $128.7 $105.4 $84.0 $81.4 n/a
Purchased
Non-Covered
Loans
- $131.0 $83.5 $59.0 $104.9 n/a
Total $746.1 $979.8 $1,004.5 $998.4 $1,055.5 9.06%
Dollars in millions

NPAs/Assets (%)
3%
2%
0%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
HFWA
Regional Peers

Reserves/NPLs (%)
160%
120%
80%
40%
0%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
HFWA
Regional Peers

Credit Quality

* HFWA ratios relate to originated loan portfolios only. Regional Peer data not available for Q1’13
Regional Peer Group (10): Ticker Symbols – BANR, CACB, COLB, FFNW, HOME, NRIM, PCBK, RVSB, TSBK, WBCO
Source:  SNL Financial

Interest Checking (NOW) 25%
Money Market 17%
Savings 11%
CDs 25%
Non-Interest Demand 22%

Total Deposits	$1.23 billion	Cost of Deposits	0.32%
Non-Maturity Deposits / Total Deposits	75.5%	Cost of Interest Bearing Deposits	0.41%

Deposit Base 18 Financial data as of and for the quarter ending March 31, 2013.

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
(in millions)
25%
20%
15%
10%
2008
2009
2010
2011
2012
Q1 '13
Non-Interest Demand Deposits
NOW/Savings/MMA
Certificates of Deposit
% of Non-Interest Demand Deposits to Total Deposits

Deposit Growth 19

Total Equity
Tangible Common Equity/Tangible Assets
(in millions)
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
15%
10%
5%
$113.1
$158.5
$202.3
$202.5
$198.9
$200.5
2008
2009
2010
2011
2012
Q1 2013

Equity 20 *After the anticipated acquisition of Valley Bank Tangible Common Equity/Tangible Assets is estimated to be 11.7%

Annual Net Income

Net Income
Net Interest Margin
$16
$14
$12
$10
$8
$6
$4
$2
$-
6%
5%
4%
3%
(in millions)
$6.4
$0.6
$13.4
$6.5
$13.3
2008
2009
2010*
2011
2012

Quarterly Net Income

$5
$4
$3
$2
$1
$-
(in millions)
$4.2
$3.2
$2.9
$3.0
$2.9
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13

Earnings 21 *Includes after-tax gain of $7.7 million for FDIC-assisted bank acquisitions.

Annual Earnings/(Loss) Per Share

$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
$0.10
-$0.10
$0.93
($0.09)
$1.05
$0.42
$0.87
2008
2009
2010*
2011
2012

Quarterly Earnings Per Share

$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.27
$0.21
$0.19
$0.20
$0.19
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13

Diluted Earnings Per Share 22 *Includes $0.69 earnings per share related to the after-tax gain on FDIC-assisted acquisitions.

Salaries & Benefits
Occupancy
Other
Efficiency Ratio
(in millions)
$16
$14
$12
$10
$8
$6
$4
$2
$-
75%
70%
65%
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13*

Operating Expenses 23 *Includes Northwest Commercial Bank acquisition expenses of $665,000 and the proposed Valley Bank acquisition expenses of $148,000

24 Strategic Initiatives 24

2013 Strategic Initiatives
•
Acquisitions
•
Enhance Pacific Northwest footprint
•
Balance Sheet Growth
•
2013 projected originated loan growth of 3-5%
•
Maintain loan to deposit ratio 85-90%
•
Efficiency Improvements
•
A disciplined approach to managing expenses
•
Merge Central Valley Bank into Heritage Bank
•
Core System Conversion

2013 Strategic Initiatives
•
Branching
•
De Novo branch - East Vancouver, WA
•
Re-locating branches – Tumwater and Kent, WA
•
Valley Bank branch consolidation
•
Wealth Management
•
Continue growth focus on Trust, Brokerage, Advisory
Management Services
•
Grow Assets under Management

Strategic Efficiency Initiatives • Emphasis on improving: • Assets per employee (ApE) • Deposits per branch (DpB) • Loan commitments per lender • Efficiency Ratio 27

Strategic Capital Management
•
Cash Dividends
•
Continued focus on
•
Regular dividends in the 35% to 40% payout range
•
Special dividend as appropriate but dependent on acquisition activities
•
Stock buybacks on an opportunistic basis

2011 2012 2013
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Quarterly
Dividend
$0.03 $0.05 $0.05 $0.06 $0.08 $0.08 $0.08 $0.08 $0.08
Special
Dividend
- - $0.25 - $0.20 - $0.30 - -

Capital Return

Total Capital Returned* Since Q1 2011 (% of Tg. Common Equity in Q1 2011)
Source: SNL Financial, as of 12/31/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has returned
more capital to
shareholders than
most peers since Q1
2011 based on
beginning balance of
tangible common
equity
14.0%
5.1%
8.2%
12.7%
7.3%
9.7%
8.1%
9.4%
6.9%
9.9%
6.6%
12.1%
8.2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCO WAFD Median

Capital Return

Source: SNL Financial, as of 12/31/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has
returned more
capital to
shareholders
than
accumulated net
income since Q1
2011
Total Capital Returned* / Net Income (Since Q1 2011)
138.7%
22.1%
54.7%
52.6%
39.0%
80.0%
74.4%
40.9%
37.0%
59.2%
34.9%
81.8%
52.6%
0%
20%
40%
60%
80%
100%
120%
140%
160%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCOWAFD Median

31.7%
68.3%
100.0%
100.0%
16.7%
83.3%
99.0%
100.0%
41.3%
58.7%
93.3%
21.7%
78.3%
38.1%
61.9%
100.0%
70.9%
29.1%
93.3%

Capital Return

Source: SNL Financial, as of 12/31/2012
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has returned capital through both dividends and stock buybacks
68.3% through dividends and 31.7% through buybacks
vs. peer median 93.3% through dividends and 6.7% through buybacks
More advantageous for shareholders from a tax perspective for stock buybacks vs. dividends
None of the selected companies had a buyback program in place without a dividend program as well
Mix of Capital Returned* (Since Q1 2011)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCO WAFD Median
Buyback
Dividends

32 Conclusion 32

Investment Value
•
Strong financial foundation performance
trends
•
Positioned to take advantage of the right
opportunities
•
Continued focus on building long-term
franchise value
•
Disciplined approach to acquisitions

Thank You Questions?